Filed under Rule 497(e) and Rule 497(k)

Registration No. 033-52742

SUNAMERICA SERIES TRUST

SA Fixed Income Intermediate Index Portfolio

(the “Portfolio”)

Supplement dated April 8, 2025, to the Portfolio’s

Summary Prospectus and Prospectus, each dated May 1, 2024, as supplemented to date

At a meeting held on April 2, 2025, the Board of Trustees (the “Board”) of SunAmerica Series Trust approved BlackRock Investment Management, LLC (“BlackRock”) as subadviser to the Portfolio. As subadviser, BlackRock will be responsible for the day-to-day management of the Portfolio. In connection with the approval of BlackRock as subadviser, the Board also approved certain changes to the Portfolio’s principal investment strategies. These changes to the Portfolio will become effective April 30, 2025 (the “Effective Date”).

On the Effective Date, the following changes are made to the Portfolio’s Summary Prospectus and Prospectus, as applicable:

The following replaces the second, third and fourth paragraphs in the section of the Summary Prospectus entitled “Principal Investment Strategies of the Portfolio” and the section of the Prospectus entitled “Portfolio Summary: SA Fixed Income Intermediate Index Portfolio - Principal Investment Strategies of the Portfolio” and the third, fourth and fifth paragraphs in the section of the Prospectus entitled “Additional Information About the Portfolios’ Investment Strategies and Investment Risks – SA Fixed Income Intermediate Index Portfolio”:

The subadviser may achieve the Portfolio’s objective by investing in a sampling of securities included in the Index by utilizing a statistical technique known as “optimization.” The goal of optimization is to select securities which ensure that characteristics such as industry weightings, average market capitalizations and fundamental characteristics (e.g., return variability, duration, maturity, credit rating and yield) closely approximate those of the Index. Securities not in the Index may be held before or after changes in the composition of the Index or if they have characteristics similar to securities in the Index.

Under normal circumstances, all of the Portfolio’s investments will be selected through the optimization process, and at least 80% of its net assets will be invested in securities included in the Index or in securities that the subadviser determines have economic characteristics that are comparable to the economic characteristics of securities included in the Index, including derivatives, such as contracts for difference. The Portfolio will not concentrate, except to approximately the same extent as the Index may concentrate, in the securities of any industry. It is not anticipated, however, that the Portfolio will, under normal circumstances, be concentrated in the securities of any industry.

Because the Portfolio will generally not hold all of the securities included in the Index, and because the Portfolio has expenses and the Index does not, the Portfolio will not duplicate the Index’s performance precisely. However, the subadviser believes there should be a close correlation between the Portfolio’s performance and that of the Index in both rising and falling markets.

The following are added as new risk factors in the section of the Summary Prospectus entitled “Principal Risks of Investing in the Portfolio” and the section of the Prospectus entitled “Portfolio Summary: SA Fixed Income Intermediate Index Portfolio – Principal Risks of Investing in the Portfolio”:

Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from the Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Certain derivatives have the potential for undefined loss. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, valuation risk, regulatory risk, illiquidity risk and interest rate risk. The primary risks associated with the Portfolio’s use of derivatives are market risk, counterparty risk and hedging risk.

ETF Risk. Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. However, ETFs are subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s shares may trade at a premium or a discount to its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged. In addition, a passively-managed ETF may fail to accurately track the market segment or index that underlies its investment objective. To the extent that the Portfolio invests in an ETF, the Portfolio will indirectly bear its proportionate share of the management and other expenses that are charged by the ETF in addition to the expenses paid by the Portfolio.

The section of the Summary Prospectus entitled “Investment Adviser” and the section of the Prospectus entitled “Portfolio Summary: SA Fixed Income Intermediate Index Portfolio – Investment Adviser” is deleted in its entirety and replaced with the following:

Investment Adviser

The Portfolio’s investment adviser is SunAmerica.

The Portfolio’s is subadvised BlackRock Investment Management, LLC.

Portfolio Managers

Name and Title	Portfolio Manager of the Portfolio Since
Karen Uyehara Managing Director	2025
James Mauro Managing Director	2025

The first two paragraphs in the section of the Prospectus entitled “Management – Information about the Investment Adviser’s Management of Certain Portfolios” are deleted in their entirety and replaced with the following:

SunAmerica is responsible for making the day-to-day investment decisions for the SA Global Index Allocation 60/40, SA Global Index Allocation 75/25, SA Global Index Allocation 90/10, SA Index Allocation 60/40, SA Index Allocation 80/20 and SA Index Allocation 90/10 Portfolios, and the Fund-of-Funds Component of SA VCP Dynamic Allocation, SA VCP Dynamic Strategy, and SA VCP Index Allocation Portfolios.

The following is added at the end of the section of the Prospectus entitled “Management – Information about the Subadvisers – BlackRock Investment Management, LLC (BlackRock)”:

The SA Fixed Income Index Portfolio and the SA Fixed Income Intermediate Index Portfolio are managed by Karen Uyehara and James Mauro.

Karen Uyehara, Managing Director, has been employed by BlackRock or its affiliates as a senior portfolio manager since 2010. Prior to that, Ms. Uyehara was a portfolio manager at Western Asset Management Company (WAMCO).

James Mauro, Managing Director, has been employed by BlackRock or its affiliates as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.